Exhibit 99.1

Smart City Capital Selects Sollensys as Lead Data Security Supplier

Smart City Capital to Provide Sollensys’ Blockchain Ransomware Solution to State, Local and Education (SLED) and Infrastructure Projects

PALM BAY, FL / March 29, 2022 / Sollensys Corp (OTCQB:SOLS), one of the first major cyber security companies specializing in ransomware recovery built on blockchain technology, today announced entry into an agreement that positions Smart City Capital to become a leading provider of data security in future smart city developments. Smart City Capital, based in Ft. Lauderdale, Florida, provides cities of all sizes the power to become smart, connected, and resilient, reducing the existing digital divide.

Initially, Smart City Capital and Sollensys will be collaborating to serve one of the most comprehensive smart cities in the U.S. in one of south Florida’s largest counties. The combined approach includes unique financing elements that tap into federal, state, and local subsidies and the benefits of bundling multiple services, such as cyber security together with broadband services, with the aim of reducing operating costs, such as data center and personnel overhead, combined with more efficient infrastructure upgrades. The initiative aims to create a comprehensive and affordable solution that will provide a framework for future rollouts and is attractive for cities to reach their cyber security goals more quickly, and to facilitate faster disaster recovery, while reducing financing burdens. Smart City Capital will also be offering blockchain archive services on its patented online platform, the Smart City Marketplace.

State and local agencies, as well as schools, utilities, and infrastructure providers, have seen a tremendous increase in cyber-attacks in recent years and many have not been able to increase their technology budget sufficiently to counter the ongoing threat. The federal government has initiated multiple programs to make rapid funding available to assist these underfunded entities in improving their security.

Pursuant to its agreement with Sollensys, Smart City Capital agreed to purchase three of Sollensys’ Regional Service Centers that will provide blockchain based data archives for multiple cities. This equipment purchase represents a $2.25 million investment by Smart City Capital in infrastructure to be financed and hosted by Sollensys over a five- year period. The agreement also includes a commitment by Smart City Capital to utilize multiple petabytes of blockchain storage space at a cost of approximately $2 million annually, for a $4.25 million total initial commitment. The agreement was initiated and coordinated through Acadia Leadership Partners, an industry channel network and independent member of BDO Alliance USA.

“Sollensys shares our goal of comprehensive data security and rapid disaster recovery and are the ideal cyber technology provider for our smart cities moving forward,” said Oscar Bode, CEO of Smart City Capital. “Sollensys’ blockchain platforms are critical in the evolution and development of data recovery infrastructure and will bring among the most advanced technology for resilience into our future smart-cities, incentivizing adoption by providing faster recovery times and a perfect chain of custody for data.”

Rather than starting with penetrable endpoints, Sollensys begins with securing a copy of what the hackers want most to hold hostage and corrupt: organizations’ digital intellectual property and operational data. Sollensys exists to ensure companies and institutions never pay a ransom and their businesses can continue swiftly by safeguarding an immutable and uncorrupted copy of their data.

“Smart City Capital is a master integration partner in the smart cities space, and we are thrilled to partner with them as their primary provider of data security technology,” said Don Beavers, CEO of Sollensys Corp. “Specifically, Smart City Capital brings a proven ability to create public private partnerships with local municipalities, state and federal governments and major corporations to bring the funding, engineering and installation resources and support solutions for cyber security initiatives and the migration to more secure data. We look forward to working with them to help accelerate the worlds transition to blockchain.”

About Sollensys

Sollensys Corp is a math, science, technology, and engineering solutions company offering products that ensure its clients’ data integrity through collection, storage, and transmission. Our innovative flagship product is the Blockchain Archive Server, a turnkey, off-the-shelf, blockchain solution that works with virtually any hardware and software combinations currently used in commerce, without the need to replace or eliminate any part of the client’s data security that is being utilized. The Company recently introduced its second product offering-the Regional Service Center which offers small businesses the same state of the art technology previously available only to large or very well-funded companies.

For more information please visit: https://www.sollensys.com.

About Smart City Capital LLC

Smart City Capital specializes in impact investing, public private partnerships, and long- term economic growth through innovative financing and service bundling. SCC invests, builds and manages a diverse range of Smart City, infrastructure & QOZ projects to support sustainable economic development. In all its work, SCC’s goal is to create inclusive, smart city project accelerators.

About Acadia Leadership Partners (ALPS)

Acadia Leadership Partners (ALPS) elevates your companies’ value proposition by tailoring it to industry executives through our executive channel networks. ALPS clients range from innovative emerging pre-series A companies through to multi-faceted mid- sized enterprise software and services companies – all with unique, niche based valued offerings for the mid to large cap marketplace. Each client benefits from ALPS’ delivery capabilities and network, directly affecting market presence and revenue, fostering further growth and market cap improvements. ALPS is an independent member of BDO Alliance USA

Cautionary Statement Regarding Forward-Looking Information

Certain information in this press release contains forward-looking statements. All statements other than statements of historical facts included herein are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). You should carefully consider these factors, risks and uncertainties described in, and other information contained in, the reports we file with or furnish to the SEC before making any investment decision with respect to our securities. Readers should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. The Company is under no obligation (and expressly disclaim any such obligation) to publicly update or revise these forward- looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Investor Relations:

Sollensys Corp 866.438.7657

www.sollensys.com

info@sollensys.com

https://www.linkedin.com/company/sollensys-corp/